Exhibit 13

Annual Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Cable and Wireless Public Limited Company (the “Company”), does hereby certify, to such officer’s knowledge, that:

     The Annual Report on Form 20-F for the year ended March 31, 2004 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: 21 June 2004	/s/ FRANCESCO CAIO

Francesco Caio Chief Executive Officer

Dated: 21 June 2004	/s/ CHARLES HERLINGER

Charles Herlinger Chief Financial Officer

SIGNATURES

The registrant hereby certifies that it meets all of the requirements for filing on Form 20-F and that it has duly caused and authorized the undersigned to sign this annual report on its behalf.

CABLE AND WIRELESS PUBLIC LIMITED COMPANY (Registrant)
	By	/s/ Francesco Caio

Francesco Caio
	Title:	Chief Executive Officer

June 21, 2004